Scudder
Medium Term
Tax Free Fund

Semiannual Report
June 30, 1997

Pure No-Load(TM) Funds


A fund that seeks to provide a high level of tax-free income and limited principal fluctuation by investing in high-grade municipal securities of intermediate maturity.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                    In Brief

o Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 4.30% as of June 30, 1997. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.72% and 7.12%, respectively.

o The Fund received five stars from Morningstar, reflecting their highest rating for risk-adjusted performance through June 30, 1997.*

o For one-, three-, and five-year periods, the Fund placed in the top quartile of total return performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.



* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received five stars for three-year performance and five stars for five-year performance among 1,315 and 640 municipal funds, respectively. Past performance is no guarantee of future returns.




                                Table of Contents

   2  In Brief                             20  Financial Statements
   3  Letter from the Fund's President     23  Financial Highlights
   4  Performance Update                   24  Notes to Financial Statements
   5  Portfolio Summary                    28  Officers and Trustees
   6  Portfolio Management Discussion      29  Investment Products and Services
   9  Investment Portfolio                 30  Scudder Solutions


                      2 - Scudder Medium Term Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Medium Term Tax Free Fund's performance over its most recent semiannual period ended June 30, 1997. In addition to the Fund's five-star ("highest") Morningstar rating as of June 30 (see "In Brief" on page 2), the Fund placed in the top quartile of similar tax free funds tracked by Lipper for total return performance over one-, three-, and five-year periods. The Fund posted a 4.30% 30-day net annualized SEC yield as of June 30, which is equivalent to a taxable yield of 7.12% for investors in the top federal tax bracket. As outlined in the discussion that follows, during the first six months of its fiscal year the Fund has continued to focus on high-grade, five- to 15-year municipal bonds in pursuit of high after-tax yields and favorable total returns. Please read the discussion beginning on page 6 for more information.

     For those of you who wish to keep abreast of new products and services, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a relatively conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
For a complete listing of Scudder's mutual fund offerings, see page 29.

     If you have any questions regarding Scudder Medium Term Tax Free Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Website at http://funds.scudder.com.


     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Medium Term Tax Free Fund

                      3 - Scudder Medium Term Tax Free Fund

INSERT FUND REPORTING PAGE HERE
PERFORMANCE UPDATE as of June 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
6/30/97  $10,000   Cumulative  Annual
--------------------------------------
SCUDDER GROWTH AND INCOME FUND
--------------------------------------
1 Year    $ 10,747      7.47%    7.47%
5 Year    $ 13,700     37.00%    6.50%
10 Year   $ 19,112     91.12%    6.69%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $ 10,827      8.27%    8.27%
5 Year    $ 14,091     40.91%    7.10%
10 Year   $ 21,945    119.45%    8.17%
--------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER MEDIUM TERM TAX FREE FUND
Year             Amount
----------------------
'87            $10,000
'88            $10,450
'89            $10,929
'90            $11,564
'91            $12,498
'92            $13,950
'93            $15,488
'94            $15,728
'95            $16,909
'96            $17,783
'97            $19,112

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,741
'89            $11,964
'90            $12,780
'91            $13,931
'92            $15,573
'93            $17,436
'94            $17,466
'95            $19,006
'96            $20,268
'97            $21,945

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.13   $ 10.03  $ 10.04  $ 10.22  $ 10.72  $ 11.20  $ 10.72  $ 10.95  $ 10.92  $ 11.17
INCOME DIVIDENDS..   $   .53   $   .55  $   .55  $   .61  $   .65  $   .64  $   .57  $   .55  $   .53  $   .52
CAPITAL GAINS
DISTRIBUTIONS.....   $    -    $     -  $     -  $     -  $   .01  $   .03  $   .09  $     -  $   .07  $   .03
FUND TOTAL
RETURN (%)........      4.50      4.58     5.81     8.08    11.62    11.02     1.55     7.50     5.17     7.47
INDEX TOTAL
RETURN (%)........      7.42     11.39     6.81     9.01    11.77    11.96      .20     8.82     6.64     8.27

*ON NOVEMBER 1, 1990, THE FUND ADOPTED ITS PRESENT NAME AND OBJECTIVES.
PRIOR TO THAT DATE, THE FUND WAS KNOWN AS THE 1990 PORTFOLIO OF THE SCUDDER TAX FREE TARGET FUND AND ITS OBJECTIVE WAS TO PROVIDE HIGH TAX-FREE INCOME AND CURRENT LIQUIDITY. SINCE ADOPTING ITS CURRENT OBJECTIVES, THE CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS ARE 62.70% AND 7.58%, RESPECTIVELY. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the average annual total return of the Fund for the five year and ten year periods would have been lower.


                      4 - Scudder Medium Term Tax Free Fund

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Electric Utility Revenue           20%
Core Cities/Lease                  17%
Hospital/Health                    13%
State General Obligation           10%
Other General Obligation/Lease      6%
School District/Lease               6%
Resource Recovery                   5%
Sales & Special Tax                 5%
Toll Revenue                        5%
Miscellaneous Municipal            13%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Scudder Medium Term Tax Free
Fund is broadly diversified - as of
June 30, the Fund held securities
issued in 32 states plus the
District of Columbia and the
Virgin Islands.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                58%
AA                                 16%
A                                  15%
BBB                                10%
NR                                  1%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio quality remains high,
with over 70% of Fund assets
rated AAA or AA.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                    4%
1 - 5 years                        21%
5 - 10 years                       60%
10 - 15 years                      15%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 6.7 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In conjunction with our primary
goals of maximizing the Fund's
yield while maintaining as much
price stability as possible, we
continued to purchase high-grade,
intermediate-maturity municipal
bonds.

                      5 - Scudder Medium Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

During its most recent semiannual period Scudder Medium Term Tax Free Fund, and the bond market in general, benefited from an economic environment that seemed to be the best of both worlds -- a healthy U.S. economy accompanied by low to declining inflation. Though the wary bond market's response to this good news was significantly more modest than that of the stock market, many bonds recorded price increases. The Fund posted a 2.75% total return for the six months ended June 30, 1997, based on a $0.02 increase in the Fund's net asset value to $11.17, plus income distributions of $0.26 per share, short-term capital gains of $0.01 per share and long-term capital gains of $0.01 per share over the six-month period. The Fund's return outpaced the 2.50% average total return of 139 similar funds over the same period as measured by Lipper Analytical Services, Inc. As shown in the accompanying chart, the Fund's average annual total returns place it in the top quartile of its peer group for one-, three-, and five-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

Scudder Medium Term Tax Free Fund provided a 30-day net annualized SEC yield of 4.30% as of June 30, equivalent to fully taxable yields of 6.72% and 7.12%, respectively, for investors in the 36% and 39.6% tax brackets.

 Competitive Total Return
 (Average annual returns for periods ended June 30, 1997)
 -------------------------------------------------------------------
           Scudder
            Medium
           Term Tax  Lipper                    Number
             Free    average                     of
             Fund    annual                    Funds      Percentile
 Period     return   return       Rank        tracked       Ranking
--------------------------------------------------------------------
 Six
 months      2.75%    2.50%        42    of     139         Top 30%

 1 year      7.47%    6.55%        16    of     134         Top 12%

 3 years     6.71%    6.20%        21    of     102         Top 21%

 5 years     6.50%    5.95%         8    of      38         Top 21%

 10 years    6.69%    6.88%        12    of      20         Top 60%
--------------------------------------------------------------------
Past performance does not guarantee future results.

Scudder Medium Term Tax Free Fund adopted its current name and objective on November 1, 1990.

                       Quiescent Inflation Bolsters Bonds

The U.S. economy roared out of the gate during the first quarter of 1997 at a 4.9% annualized rate of GDP growth, understandably sparking fears of renewed inflation among many market participants. It then retreated to a more modest 2.2% rate during the second quarter. All the while inflation not only remained at a low level, but producer prices -- a leading indicator of inflation -- actually fell for six consecutive months from January through June 1997.


                      6 - Scudder Medium Term Tax Free Fund

Why has inflation been declining recently? We don't believe there is a single reason for the subduing of U.S. inflation but rather a convergence of causes. These include trade deregulation and business globalization, technological advances, declines in defense spending worldwide following the end of the Cold War, and reductions in government spending, especially in the United States and in countries attempting to forge the European Monetary Union.

This economic environment benefited municipal bonds. Yields of 10-year Treasury bonds rose a fraction of a percentage point, and their prices declined -0.50%, while 10-year municipal yields declined one tenth of a percentage point and their prices rose 0.80%. The municipal bond market also benefited from light new issue volume and steady demand from institutional and individual investors.

                            High-Grade, Intermediate
                               Maturity Municipals

In conjunction with our primary goals of maximizing the Fund's yield while maintaining as much price stability as possible, we continued to purchase high-grade, intermediate-maturity municipal bonds. On June 30, bonds with effective maturities between 5 and 15 years represented 75% of the Fund's portfolio. In addition, we maintained an average effective maturity comparable to the Fund's competitive universe: As of June 30, 1997, Scudder Medium Term Tax Free Fund's average effective maturity was 6.7 years. During the period, we also focused on bonds of New York State and New York City -- including New York City General Obligation, Metropolitan Transit Authority, and New York State Urban Development Corporation bonds. These and other New York holdings have greatly benefited from a steadily improving credit outlook. As of June 30, the Fund held 17% of its portfolio in New York obligations.

Purchasing bonds with sufficient call protection remains a fundamental strategy for us, ensuring that a significant portion of the Fund's bonds are not retired before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our emphasis on call protection provides a more reliable income stream than would exist if the Fund's portfolio held a significant proportion of bonds that could be called in before their stated maturities.

Diversification also remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1997, the Fund held securities issued in 32 states plus the District of Columbia and the Virgin Islands. Lastly, the Fund's credit quality remains high, with over 70% of Fund assets rated AAA or AA, or of equivalent quality. Securities are rated by Standard & Poor's, Moody's Investor Service, Fitch Investors Service, or, if unrated, assigned a rating by Scudder. The Portfolio Summary on page 5 provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                     7 - Scudder Medium Term Tax Free Fund

                               Economic and Market
                                    Prospects

Although we are in the seventh consecutive year of economic growth for the United States, the odds still appear to favor a continuation of that growth, perhaps even at a slightly higher rate. At the same time, the enormous expansion of U.S. consumer credit, among other factors, leaves the U.S. economy little margin for error. Whether growth continues unabated or is interrupted, we believe inflation will remain at relatively low levels, which is always a positive foundation for the bond market.

Over the remainder of Scudder Medium Term Tax Free Fund's fiscal year we will maintain our emphasis on five- to 15-year maturity bonds and look to add higher-yielding bonds where opportunities and attractive values present themselves. We will continue to stress call protection and careful security selection and to seek high current tax free income and attractive total return for our investors.

Sincerely,
Your Portfolio Management Team

/s/Donald C. Carleton         /s/M. Ashton Patton

Donald C. Carleton            M. Ashton Patton



                      8 - Scudder Medium Term Tax Free Fund

              Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                Principal       Credit         Market
                                                                Amount($)      Rating(e)      Value($)
--------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.9%
--------------------------------------------------------------------------------------------------------
District Of Columbia

District of Columbia, General Obligation,
  General Fund Recovery, Series B, Daily
  Demand Note, 3.75%, 6/1/03* ..........................        1,600,000        VMIG1        1,600,000

Florida

St. Johns County, FL, IDA Hospital Revenue,
  Flagler Hospital, Series 1996A,
  Municipal Auction Security, 3.7%, 12/15/26* (c) ......        1,000,000        AAA          1,000,000

Kansas

Wamego, KS, Pollution Control Revenue Western
  Resources Inc, Floating Rate,
  Revenue Bond, 3.82%, 4/15/32* ........................        1,000,000        AAA          1,000,000

Ohio

Franklin County, OH, Health System, St
  Anthony's Medical Center, Daily Demand
  Note, 4.5%, 7/1/15* ..................................          200,000        VMIG1          200,000

Pennsylvania

Chester County, PA, Health and Education,
  Main Line Health System, Series 1994B,
  3.58%, 5/15/20* (c) ..................................        1,000,000        AAA          1,000,000

Texas

Lone Star, TX, Airport Improvement Authority,
  Daily Demand Note, 3.8%, 12/1/14* ....................          500,000        VMIG1          500,000

Washington

Washington Healthcare Facilities Authority
  Revenue, Fred Hutchinson Cancer Center,
  Variable Rate Demand Note, Series 1996, 3.7%, 1/1/23*           285,000        VMIG1          285,000

--------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,585,000)                                      5,585,000
--------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.1%
--------------------------------------------------------------------------------------------------------

Alaska

North Slope Borough, AK, General Obligation:
  Capital Appreciation:
   Series A, Zero Coupon, 6/30/06 (c) .................        11,150,000        AAA          7,049,253
   Series B, Zero Coupon, 6/30/04 (c) (g) .............        19,500,000        AAA         13,791,180

  Series A, Zero Coupon:
   6/30/02 (c) ........................................         3,275,000        AAA          2,575,951
   6/30/03 (c) (g) ....................................         7,000,000        AAA          5,232,360

Arizona

Arizona Health Facilities Authority, Phoenix
  Baptist Hospital and Medical Center, 6.1%, 9/1/03 (c)         2,000,000        AAA          2,167,220

    The accompanying notes are an integral part of the financial statements.


                      9 - Scudder Medium Term Tax Free Fund

                                                         Principal      Credit         Market
                                                         Amount($)     Rating(e)      Value($)
-----------------------------------------------------------------------------------------------
Maricopa County, AZ, Unified School District #41:
  Capital Appreciation Bond, Zero Coupon:
   7/1/03(c) ....................................        4,500,000        AAA        3,384,990
   1/1/04(c) ....................................        6,000,000        AAA        4,379,640
   7/1/06(c) ....................................        7,605,000        AAA        4,854,043

  Gilbert, Capital Appreciation Refunding,
     General Obligation, Zero Coupon, 7/1/05 ....        1,790,000        AAA        1,205,619

  Gilbert, Zero Coupon, 1/1/06 (c) ..............        2,925,000        AAA        1,914,091

Maricopa County, AZ, School District #28,
  Kyrene Elementary, Series B, Zero Coupon:
   1/1/03(c) ....................................        4,150,000        AAA        3,196,621
   7/1/03(c) ....................................        2,000,000        AAA        1,504,440

Arkansas

Rogers, AR, Sales & Use Tax Revenue, Series
  1996, 5.35%, 11/1/11 ..........................        2,500,000        AA         2,512,200

California

California Department of Water Resources,
  Central Valley Project, Revenue
  Water System, Series 1995 O, 7%, 12/1/06 ......        6,095,000        AA         7,147,850

California Health Facilities Finance Authority
  Revenue Bond, Hospital, Summit
  Medical Center, Series A, 6%, 5/1/06 ..........        3,150,000        AAA        3,435,957

California Housing Finance Agency, Multi-Unit
  Rental Housing Revenue, Series A, 7.25%, 8/1/98        2,270,000        A          2,346,794

Foothill Eastern Transportation Corridor Agency,
  CA, Toll Road Revenue, Senior Lien,
  Series A, Zero Coupon, 1/1/09 .................        7,275,000        BBB        4,869,303

Long Beach, CA, Aquarium of the Pacific
  Project, 5.75%, 7/1/05 ........................        1,300,000        BBB        1,319,136

Orange County, CA, Local Transportation
  Authority, Sales Tax Revenue, Measure M,
  5.1%, 2/15/01 (c)* ............................        5,100,000        AAA        5,057,109

Orange County, CA, Special Financing Authority,
  Teeter Plan Revenue, Series C, Mandatory Put
  11/1/99 at 100, 6.15% 11/1/14 .................        2,600,000        A          2,686,372

Southern California Public Power Authority
  Power Project Revenue, Palo Verde Project,
  Series 1996A, 6%, 7/1/07 (c) (g) ..............        3,000,000        AAA        3,290,820

Colorado

Castle Rock Ranch, CO, Public Improvements
  Authority, Public Facilities Revenue,
  Series 1996:
   6.1%, 12/1/05 ................................        2,780,000        AA         2,952,610
   6.5%, 12/1/09 ................................        3,525,000        AA         3,829,067

Colorado Health Facilities Authority, Hospital
  Revenue, Rocky Mountain Adventist
  Healthcare Project, 6%, 2/1/98 ................        1,800,000        BBB        1,817,982

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Medium Term Tax Free Fund

                                                              Principal      Credit          Market
                                                              Amount($)     Rating(e)       Value($)
------------------------------------------------------------------------------------------------------
Connecticut

Bristol, CT, Resource Recovery, Ogden
  Martin System, 6.125%, 7/1/03 ......................        10,635,000        A          11,284,479

Connecticut Development Authority, Airport
  Facilities, Windsor Locks Hotel,
  Series A, prerefunded 10/1/97, 5.8%, 10/1/25 .......         5,610,000        AA          5,628,064

Connecticut Health & Educational Facilities
  Authority Windham Community Memorial Hospital,
  Series 1996 C, 5.75%, 7/1/11 .......................         3,700,000        BBB         3,616,972

District Of Columbia

District of Columbia, Certificate of Participation,
  Series 1993, 6.875%, 1/1/03 ........................         2,500,000        BB          2,613,125

District of Columbia, General Obligation:
  Series A, 5.625%, 6/1/02(c) ........................         8,360,000        AAA         8,688,381
  Series A, 5.8%, 6/1/04(c) ..........................         6,950,000        AAA         7,304,728
  Series D, 4.7%, 12/1/99(c) .........................         5,435,000        AAA         5,476,795
  1993 Series A-1, 4.95%, 6/1/05(c) ..................         3,940,000        AAA         3,920,458

  Refunding Series B:
   5.3%, 6/1/05(c) ...................................         8,000,000        AAA         8,155,040
   Zero Coupon, 6/1/01(c) ............................         7,100,000        AAA         5,904,502

  Refunding, 1993 Series A:
   5.875%, 6/1/05(c) .................................         3,650,000        AAA         3,856,590
   4.85%, 6/1/04(c) ..................................         2,000,000        AAA         1,983,480

District of Columbia, Redevelopment Land
  Agency, DC Sports Arena, Special Tax,
  Series 1996, 5.625%, 11/1/10 .......................         2,830,000        BBB         2,781,607

Florida

Dade County, FL, Guaranteed Entitlement
  Revenue, Prerefunded 2/1/06, Zero Coupon:
   8/1/14(c) .........................................         4,000,000        AAA         1,440,440
   8/1/18(c) .........................................         6,000,000        AAA         1,570,920

Orange County, FL, Health Facilities Authority
  Revenue HSP - Orlando Regional Healthcare,
  Series 1996A, 6%, 10/1/03(c) .......................         3,000,000        AAA         3,220,680

Georgia

Georgia, General Obligation, Series B, 6.75%, 9/1/10 .         5,370,000        AAA         6,239,886

Hawaii

Hawaii, General Obligation, Unlimited Tax,
  Series 1993 CI, 4.75%, 11/1/08 .....................         7,050,000        AA          6,862,752

Illinois

Alton, IL, Health Facilities Revenue, 6.7%, 2/15/00(c)         1,550,000        AAA         1,596,965

Berwyn, IL, Hospital Revenue, MacNeal Memorial
  Hospital, Series 1995, 5.25%, 6/1/04(c) ............         3,935,000        AAA         4,012,520

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Medium Term Tax Free Fund

                                                            Principal      Credit          Market
                                                            Amount($)     Rating(e)       Value($)
---------------------------------------------------------------------------------------------------
Hoffman Estates, IL, Tax Incremental Revenue:
  Capital Appreciation, Junior Lien, Hoffman
     Estates, Zero Coupon, Revenue Bond, 5/15/04 ..         2,450,000        A           1,731,856
  Zero Coupon, 5/15/06 ............................         8,500,000        A           5,361,630

Illinois Development Finance Authority Refunding
  Revenue, Commonwealth Edison, Series 1994, 5.3%,
  1/15/04(c) ......................................         7,500,000        AAA         7,680,300

Illinois Educational Facilities Authority Revenue,
  Loyola University, Revenue Refunding, 1991 Series
  A, Zero Coupon, 7/1/02(c) .......................         2,130,000        AAA         1,675,139

Illinois, General Obligation:
  6.7%, 6/1/03 ....................................         3,640,000        AA          3,927,851
  4.6%, 12/1/05 ...................................         5,000,000        AA          4,889,250

Illinois Health Facilities Authority:
  Evangelical Hospitals, Series B, 6.1%, 4/15/01(c)         1,240,000        AAA         1,312,342

  Memorial Hospital, Sisters Services, Series A,
  6%, 6/1/99(c) ...................................         2,500,000        AAA         2,580,650

  Sisters Services, Series C:
    5.875%, 6/1/98(c) .............................         2,400,000        AAA         2,441,736
    6.1%, 6/1/00(c) ...............................         1,500,000        AAA         1,569,510
    6.2%, 6/1/01(c) ...............................         1,900,000        AAA         2,016,204

Kendall, Kane and Will Counties, IL, School
  District, Zero Coupon, 3/1/03(c) ................         1,345,000        AAA         1,021,622

Macon and Decatur County, IL, Public Building
  Commission, Certificate of Participation, General
  Obligation, 6.3%, 1/1/00(c) .....................         1,320,000        AAA         1,381,367

Metropolitan Pier and Exposition Authority of
  Illinois, McCormick Place Expansion Project,
  Coupon Receipts, Zero Coupon, 6/15/04(c) ........        14,400,000        AAA        10,205,280

Rosemont, IL:
  Tax Increment-2, Secondary, Series B, Zero
    Coupon, 12/1/02(c) ............................         2,785,000        AAA         2,146,873
  Tax Increment-3, Secondary, Series C, Zero
    Coupon, 12/1/02(c) ............................         3,345,000        AAA         2,578,560

Indiana

Indiana Housing Finance Authority, Single
  Family Mortgage Revenue, Series 1995 C-1,
  5.25%, 7/1/12 ...................................         2,110,000        AAA         2,137,198

Indianapolis, IN, Resource Recovery Revenue,
  Ogden Martin Systems Inc. Project,
  6.75%, 12/1/07(c) ...............................         6,000,000        AAA         6,870,660

Madison County, IN, Hospital Authority, Holy
  Cross Health System, 6.7%, 12/1/02(c) ...........         1,385,000        AAA         1,525,051

Iowa

Iowa Certificate of Participation, 1992
  Series A, 6.25%, 7/1/02(c) ......................         5,000,000        AAA         5,355,750

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Medium Term Tax Free Fund

                                                           Principal      Credit         Market
                                                           Amount($)     Rating(e)      Value($)
---------------------------------------------------------------------------------------------------
Kansas

Kansas City, KS, Utility System Revenue,
  Zero Coupon:
    3/1/03(c) ....................................         3,850,000        AAA        2,938,936
    3/1/03(c) ....................................         2,750,000        AAA        2,106,225

Louisiana

Jefferson Parish, LA School Board Sales &
  Use Tax Revenue, Escrowed to Maturity,
  Series 1986A, 7.35%, 2/1/03** ...................        5,055,000        A          5,596,896

Louisiana Housing Finance Agency, Mortgage
  Revenue Refunding, Single Family,
  Series 1995 C-1, 5.125%, 12/1/10(c) ............         2,435,000        AAA        2,447,443

Orleans, Levee District, LA, Levee Improvement
  Bonds, Series 1986, 5.95%, 11/1/14(c) ..........         1,930,000        AAA        2,008,474

Massachusetts

Massachusetts General Obligation:
  Refunding, Series B, 6.375%, 8/1/02 .............        2,150,000        A          2,326,279
  Series A, 6.4%, 8/1/03 ..........................        1,000,000        A          1,091,240

Massachusetts Health & Educational Facilities
  Authority, St. Joseph's Hospital, Series C,
  Prerefunded 10/1/99, 9.5%, 10/1/20(d) ..........         2,780,000        AAA        3,098,393

Massachusetts Housing Finance Agency, 1992
  Series C, FNMA Collateralized:
    6.25%, 5/15/02 ................................        2,000,000        AAA        2,105,960
    6.25%, 11/15/02 ...............................        3,420,000        AAA        3,617,437

Massachusetts Industrial Finance Agency:

  Sturdy Memorial Hospital, 7.9%, 6/1/09 ..........        1,735,000        BBB        1,848,226

  Resource Recovery, North Andover Solid Waste,
    Series A, 6.15%, 7/1/02 .......................        3,250,000        BBB        3,366,123

Massachusetts Municipal Wholesale Electric Co.,
  Power Supply System Revenue, Series A,
  6.625%, 7/1/03 ..................................        3,165,000        A          3,420,384

Massachusetts Water Resource Authority,
  Series A, 7.25%, 4/1/01 .........................        1,000,000        A          1,082,080

New England Education Loan Marketing Corp.,
  Massachusetts Student Loan Revenue
  Refunding, Issue E, 5%, 7/1/99 ..................        3,000,000        A          3,027,270

Michigan

Greater Detroit, MI, Resource Recovery Authority,
  Revenue Refunding Bond, Series B:
    6.25%, 12/13/07 ...............................        2,735,000        AAA        3,008,281
    6.25%, 12/13/08 ...............................        5,625,000        AAA        6,170,456

Michigan Municipal Bond Authority, Local Government
  Loan Program, School Improvement, Zero Coupon,
  6/15/06 (c) .....................................        4,750,000        AAA        3,049,168

Michigan Hospital Finance Authority, Hospital
  Revenue, Sinai Hospital, Series 1995, 6%, 1/1/08         2,000,000        BBB        2,024,540

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Medium Term Tax Free Fund

                                                           Principal       Credit         Market
                                                           Amount($)      Rating(e)      Value($)
---------------------------------------------------------------------------------------------------
Romulus Township, MI, School District, Series II,
  Zero Coupon, Prerefunded 5/1/07, 5/1/22(c)(d) ....        12,400,000        AAA         2,772,764

Mississippi

Mississippi Higher Education Assistance Corp.,
  Student Loan Revenue, 1992 Series A, 6.2%, 1/1/02         1,200,000        A           1,253,496

Nevada

Clark County, NV, School District, General
  Obligation LTD, Building and Renovation,
  Series B, 6.5%, 6/15/07 .........................         7,000,000        AAA         7,844,760

Nevada Housing Division, Single Family Mortgage
  Revenue, Series R, 5.95%, 10/1/11 ...............         2,755,000        AA          2,828,614

New Hampshire

New Hampshire Higher Education & Health Facilities
  Authority, Hospital Revenue, Frisbie Memorial
  Hospital, Series 1993, 5.25%, 10/1/99 ...........         2,025,000        BBB         2,039,661

New Jersey

New Jersey Economic Development Authority,
  Series A, 7%, 7/1/04(c) .........................         2,500,000        AAA         2,827,000

New Jersey, General Obligation Unlimited Refunded
  Series E, 6%, 7/15/03 ...........................         5,750,000        AA          6,198,558

New York

Metropolitan Transportation Authority of New York:
  Commuter Facilities Revenue:
   6.75%, 7/1/00 ..................................         1,200,000        BBB         1,272,840
   6.9%, 7/1/01 ...................................         1,280,000        BBB         1,380,608

  Transit Facilities Revenue:
   Series M, 5.5%, 7/1/08(c) ......................         3,500,000        AAA         3,631,705
   Service Contract, 6.75%, 7/1/00 ................         2,270,000        BBB         2,407,789
   Service Contract, Series O, 5.75%, 7/1/07 ......         1,975,000        BBB         2,049,517
   Service Contract Lease Revenues, 6.9%, 7/1/01 ..         2,415,000        BBB         2,604,819

New York City, General Obligation:
  7.25%, 8/15/07 ..................................         2,800,000        A           3,196,900
  Series A, 6%, 8/1/05(c) .........................         2,560,000        AAA         2,751,334
  Series A, 7%, 8/1/04 ............................         7,650,000        A           8,476,124
  Series B, 6.75%, 8/15/03 ........................         7,000,000        A           7,627,410
  Series B, 6.6%, 10/1/03 .........................        10,200,000        A          10,913,694
  Series C, 6.3%, 8/1/03(c) .......................            50,000        AAA            54,172
  Series D, 7.875%, 8/1/97 ........................         1,330,000        A           1,334,349
  Series D, ETM, 7.875%, 8/1/97** .................         1,225,000        AAA         1,229,165
  Series 1992 B, 6.4%, 10/1/02 ....................         4,905,000        A           5,236,970

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Medium Term Tax Free Fund

                                                           Principal       Credit        Market
                                                           Amount($)     Rating(e)      Value($)
-------------------------------------------------------------------------------------------------
  Series 1995 E, 6.6%, 8/1/04 .....................        2,500,000        A          2,715,900
  Series 1996 A, 7%, 8/1/06 .......................        2,000,000        BBB        2,237,960
  Series 1996 G, 6.75%, 2/1/09 ....................        8,000,000        A          8,848,000
  Unlimited Prerefunded, Series H, 6.9%, 2/1/01(d)           505,000        AAA          548,006

New York State Dormitory Authority:
  State University, 6.8%, 5/15/00(c) ..............        1,915,000        AAA        2,045,182
  City University System, Consolidated Revenue
    Lease, Series A:
   5.5%, 7/1/03 ...................................        8,000,000        BBB        8,238,640
   5.5%, 7/1/03(c) ................................        1,250,000        AAA        1,310,425
  College and University Pooled Capital Program,
    7.8%, 12/1/05(c) ..............................        1,045,000        AAA        1,118,369
  Cons City University System, 5.75%, 7/1/06(c) ...        1,750,000        AAA        1,866,428

New York State Energy Research and Development
  Authority, Pollution Control Revenue, Electric
  and Gas, 5.9%, 12/1/06(c) .......................        5,200,000        AAA        5,604,612

New York State Medical Care Facilities, Finance
  Agency Revenue, Mount Sinai Hospital, Series
  1983, 5.95%, 8/15/09 ............................        6,905,000        AAA        7,160,485

New York State Thruway Authority, Special
  Obligation, Zero Coupon, 1/1/02 .................        3,155,000        BBB        2,498,381

New York State, Urban Development Corporation
  Revenue Correctional Facilities, Series A:
   5.3%, 1/1/05(c) ................................        7,000,000        AAA        7,213,920
   5.4%, 1/1/06(c) ................................        3,500,000        AAA        3,630,340

North Carolina

North Carolina Municipal Power Agency #1 Catawba
  Electric Revenue:
  Series 1992, 5.9%, 1/1/03(c) ....................        2,550,000        AAA        2,712,104
  Series 1993, 4.1%, 1/1/05(c) ....................        3,000,000        AAA        2,824,920

North Dakota

Bismarck, ND, Hospital Revenue, St. Alexius Medical
  Center, Series 1991, Zero Coupon, 5/1/00(c) .....        2,850,000        AAA        2,507,886

Grand Forks, ND, Health Facilities, United Hospital
  Obligation Group, Series A, 6%, 12/1/02(c) ......        1,160,000        AAA        1,234,785

Ohio

Hamilton County, OH, Health System Revenue,
  Franciscan Sisters of the Poor Health System,
  Providence Hospital, Series 1992, 6.375%, 7/1/04         4,495,000        BBB        4,725,818

Pennsylvania

Armstrong County, PA, Hospital Authority, St ......
  Frances Medical Center, Series A, 6.2%, 6/1/03(c)        3,090,000        AAA        3,326,941

Delaware County, PA, Industrial Development
  Authority, Resource Recovery Revenue,
  Series A, Refunding Bond, 6.5%, 1/1/08 ..........        3,000,000        A          3,229,500

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Medium Term Tax Free Fund

                                                               Principal      Credit         Market
                                                               Amount($)     Rating(e)      Value($)
-----------------------------------------------------------------------------------------------------
Montgomery County, PA, Redevelopment Authority,
  Multi Family Housing Revenue Refunding, KBF
  Associates, LP Project, 6%, 7/1/04 ..................        2,685,000        BBB        2,698,694

Philadelphia, PA, General Obligation, Refunding
  Revenue, Series A, 11.5%, 8/1/99(c) .................        1,000,000        AAA        1,142,220

Schuykill County, PA, Redevelopment Authority,
  Lease Rental, Series A, 6.55%, 6/1/00(c) ............        1,105,000        AAA        1,171,554

Somerset County, PA, General Authority, Commonwealth
  Lease Revenue, ETM, 6.45%, 10/15/00(c)** ............        2,000,000        AAA        2,131,140

South Carolina

South Carolina Jobs-Economic Development Authority,
  Franciscan Sisters of the Poor Health System Inc.,
  St. Francis Hospital, 6.375%, 7/1/04 ................        3,420,000        BBB        3,595,617

Sumter County, SC, Hospital Facility Revenue
  Refunding, Tuomey Medical Center, 6.375%, 11/15/99(c)        1,000,000        AAA        1,049,310

South Dakota

South Dakota Student Loan Assistance Corp. Revenue,
  Series A, 7%, 8/1/98 ................................          715,000        A            728,678

Texas

Austin, TX, Combined Utility System Revenue,
  Zero Coupon, 11/15/09 (c) ...........................        6,775,000        AAA        3,542,038

Brownsville, TX, Utility System Revenue Refunding,
  Series 1995:
  6%, 9/1/08(c) .......................................        1,000,000        AAA        1,082,930
  6%, 9/1/09(c) .......................................        2,700,000        AAA        2,913,003

Dallas, TX, Civic Center, Senior Lien, 8.6%, 1/1/06 ...        1,115,000        A          1,121,478

Denison, Texas, Hospital Authority, Revenue Bond,
  Texoma Medical Center Inc. Project, 6.125%, 8/15/12 .        1,000,000        BBB        1,010,350

Harris County, TX, Toll Road Authority, Toll Road
  Revenue, Subordinate Lien, Series A, Zero Coupon:
   8/15/06(c) .........................................        3,915,000        AAA        2,470,404
   8/15/07(c) .........................................        1,050,000        AAA          626,861

Richardson, TX, Hospital Authority Revenue,
  Richardson Medical Center, 6.5%, 12/1/12 ............        1,915,000        BBB        1,965,499

San Antonio, TX, General Obligation General
  Improvement, Forward, Series 1996:
   6%, 8/1/07(f) ......................................        1,000,000        AA         1,060,340
   6%, 8/1/08(f) ......................................        2,150,000        AA         2,277,065

Texas Municipal Power Agency, Zero Coupon, 9/1/07(c) ..        8,385,000        AAA        4,994,609

Texas Public Finance Authority, Building Revenue
  Refunding, Zero Coupon, 2/1/09(c) ...................        5,860,000        AAA        3,192,997

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Medium Term Tax Free Fund

                                                                Principal        Credit         Market
                                                                Amount($)       Rating(e)      Value($)
--------------------------------------------------------------------------------------------------------
Utah

Intermountain Power Agency, UT, Power Supply Revenue,
  Series B, Zero Coupon:
  7/1/01(c) ............................................        10,495,000        AAA         8,693,743
  7/1/02(c) ............................................         2,500,000        AAA         1,966,125

Intermountain Power Agency, UT, Power Supply Revenue,
  Series B, 6.25%, 7/1/06 ..............................         8,000,000        AAA         8,778,640

Salt Lake County, UT, Water Conservation District,
  Series A, Zero Coupon, 10/1/03(c) ....................         3,200,000        AAA         2,370,016

Virgin Islands

Virgin Islands, General Obligation, Public Finance
  Authority Revenue, Matching Fund Loan Notes, Series A:
   6.7%, 10/1/99 .......................................         3,170,000        NR          3,292,045
   6.8%, 10/1/00 .......................................         1,035,000        NR          1,089,493

Washington

Clark County, WA, Public Utility District #1,
  Generating System Revenue Bonds, 6%, 1/1/07(c)(g) ....        12,150,000        AAA        13,107,785

King County, WA, Public Hospital District, Hospital
  Facility, Revenue Refunding Bond, Valley Medical
  Center, 6%, 9/1/09 ...................................         1,940,000        AAA         2,065,867

Snohomish County, WA, Public Utility District #1,
  1991 Series B, 6.4%, 1/1/00 ..........................         2,000,000        A           2,093,820

Washington Public Power Supply System, Nuclear
  Project #1, Refunding Revenue:
  6%, 7/1/05 ...........................................         2,950,000        AAA         3,160,689
  Series B, 5.15%, 7/1/02 ..............................         5,275,000        AA          5,355,075
  Series B, 5.25%, 7/1/03 ..............................         5,555,000        AA          5,652,157

Washington Public Power Supply System Nuclear
  Project #2, Refunding Revenue:
  Series 1990c, 7.5%, 7/1/03(b) ........................         5,800,000        AA          6,379,884
  Series A, 6.3%, 7/1/01 ...............................         6,000,000        AA          6,344,340
  Series A, 4.9%, 7/1/05 ...............................         4,330,000        AA          4,261,932
  Series A, 5.8%, 7/1/07 ...............................         2,120,000        AA          2,214,870
  Series A, 5.25%, 7/1/08 ..............................         3,000,000        AA          2,980,200
  Series B, 5.15%, 7/1/02 ..............................         6,085,000        AA          6,177,370

Washington Public Power Supply System, Nuclear
  Project #3, Refunding Revenue:
  Series B, 7.15%, 7/1/01 ..............................         1,310,000        AA          1,405,381
  Series B, 5.15%, 7/1/02 ..............................         3,165,000        AA          3,213,045
  Series B, 5.25%, 7/1/03 ..............................         3,000,000        AA          3,052,470
  Series B, Zero Coupon, 7/1/04 (c) ....................         8,000,000        AAA         5,657,200

Washington Housing Finance, Series A, 7.1%, 12/1/17 ....         1,600,000        AAA         1,639,072

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Medium Term Tax Free Fund

                                                                  Principal      Credit          Market
                                                                  Amount($)     Rating(e)       Value($)
----------------------------------------------------------------------------------------------------------
West Virginia

South Charleston, WV, Pollution Control Revenue,
  Union Carbide, 7.625%, 8/1/05 ..........................        2,000,000        BBB          2,308,860

Wisconsin

Wisconsin Health & Education Facilities Authority:
  Columbia Hospital Inc., 6.125%, 11/15/01(c) ............        1,000,000        AAA          1,062,600
  Mercy Health System Corporation:
   6%, 8/15/05(c) ........................................        1,400,000        AAA          1,504,048
   6.125%, 8/15/06(c) ....................................        1,480,000        AAA          1,606,348
   6.25%, 8/15/07(c) .....................................        1,000,000        AAA          1,096,624
  Wheaton Franciscan Hospital, 6%, 8/15/02(c) ............        1,000,000        AAA          1,062,740

  Wheaton Franciscan Services:
   5.8%, 8/15/04(c) ......................................        1,675,000        AAA          1,771,865
   6%, 8/15/07(c) ........................................        2,000,000        AAA          2,165,520

----------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $593,740,095)                                     619,257,094
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $599,325,095)(a)                                   624,842,094
----------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $599,325,095. At June 30, 1997, net unrealized appreciation based on tax cost for all securities was $25,516,999. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $25,598,904 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $81,905.

(b) At June 30, 1997 this security, in part, has been pledged to cover initial margin requirements for open futures contracts.

    At June 30, 1997, open futures contracts purchased were as follows (Note
    A):
                                               Aggregate
    Futures        Expiration     Contracts  Face Value($)  Market Value($)
    -------        ----------     ---------  -------------  ---------------
    5 Year U.S.
    Treasury Note  Sept. 1997        105      11,026,595      11,118,516
                                                              ----------
    Total net unrealized appreciation on open futures
    contracts purchased ................................          91,921
                                                              ==========

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA.

(d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(e) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated eligible securities.

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------

(f) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

(g) At June 30, 1997, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                     19 - Scudder Medium Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                         as of June 30, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------
    Investments, at market (identified cost $599,325,095)        $624,842,094
    Cash ................................................              68,125
    Interest receivable .................................           9,173,530
    Receivable for investments sold .....................             835,000
    Receivable for Fund shares sold .....................             472,472
    Other assets ........................................              16,665
                                                                 ------------
    Total assets ........................................         635,407,886

Liabilities
--------------------------------------------------------------------------------
    Dividends payable ...................................             925,621
    Payable for Fund shares redeemed ....................             869,983
    Payable for when issued & forward delivery securities           3,276,166
    Daily variation margin on open futures contracts ....              26,250
    Accrued management fee ..............................             304,502
    Other payables and accrued expenses .................             122,112
                                                                 ------------
    Total liabilities ...................................           5,524,634
    ----------------------------------------------------------------------------
    Net assets, at market value                                  $629,883,252
    ----------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
    Net assets consist of:
    Net unrealized appreciation (depreciation) on:
      Investments .......................................          25,516,999
      Futures ...........................................              91,921
    Accumulated net realized gain .......................           1,362,535
    Paid-in capital .....................................         602,911,797
    ----------------------------------------------------------------------------
    Net assets, at market value                                  $629,883,252
    ----------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
    Net Asset Value, offering and redemption price
      per share ($629,883,252/56,378,709 outstanding
      shares of beneficial interest, $.01 par value,             ------------
      unlimited number of shares authorized) ............        $      11.17
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.


                     20 - Scudder Medium Term Tax Free Fund

                             Statement of Operations

                   six months ended June 30, 1997 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
     Income:
     Interest ................................................   $ 17,381,463
                                                                 ------------
     Expenses:
     Management fee ..........................................      1,845,577
     Services to shareholders ................................        276,032
     Custodian and accounting fees ...........................         98,640
     Trustees' fees and expenses .............................         21,456
     Reports to shareholders .................................         49,192
     Auditing ................................................         25,993
     Registration fees .......................................         25,528
     Legal ...................................................          2,999
     Other ...................................................         10,356
                                                                 ------------
                                                                    2,355,773
     ---------------------------------------------------------------------------
     Net investment income                                         15,025,690
     ---------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
     Net realized gain on:
     Investments .............................................      1,645,547
     Futures .................................................       (272,318)
                                                                 ------------
                                                                    1,373,229
                                                                 ------------
     Net unrealized appreciation during the period on:
     Investments .............................................        467,321
     Futures .................................................        240,627
                                                                 ------------
                                                                      707,948
     ---------------------------------------------------------------------------
     Net gain (loss) on investment transactions                     2,081,177
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     Net increase in net assets resulting from operations        $ 17,106,867
     ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     21 - Scudder Medium Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                      Six Months
                                                                         Ended
                                                                       June 30,            Year Ended
                                                                         1997              December 31,
Increase (Decrease) in Net Assets                                    (Unaudited)              1996
--------------------------------------------------------------------------------------------------------
     Operations:
     Net investment income .................................        $  15,025,690         $  32,089,048
     Net realized gain from investments ....................            1,373,229             1,647,772
     Net unrealized appreciation (depreciation) on
       investments during the period .......................              707,948            (7,456,056)
                                                                    -------------         -------------
     Net increase in net assets resulting from operations ..           17,106,867            26,280,764
                                                                    -------------         -------------
     Distributions to shareholders:
     From net investment income ............................          (15,025,690)          (32,089,048)
                                                                    -------------         -------------
     From net realized gains from investment transactions ..           (1,149,688)           (1,232,175)
                                                                    -------------         -------------
     Fund share transactions:
     Proceeds from shares sold .............................           59,503,759           100,528,576
     Net asset value of shares issued to shareholders in
       reinvestment of distributions .......................           10,122,625            20,151,729
     Cost of shares redeemed ...............................          (91,178,702)         (174,745,339)
                                                                    -------------         -------------
     Net decrease in net assets from Fund share transactions          (21,552,318)          (54,065,034)
                                                                    -------------         -------------
     Increase (decrease) in net assets .....................          (20,620,829)          (61,105,493)
     Net assets at beginning of period .....................          650,504,081           711,609,574
                                                                    -------------         -------------
     Net assets at end of period ...........................        $ 629,883,252         $ 650,504,081
                                                                    -------------         -------------
Other Information
--------------------------------------------------------------------------------------------------------
     Increase (decrease) in Fund shares
     Shares outstanding at beginning of period .............           58,325,377            63,217,191
                                                                    -------------         -------------
     Shares sold ...........................................            5,355,790             9,072,101
     Shares issued to shareholders in reinvestment of ......              912,344             1,819,637
     distributions
     Shares redeemed .......................................           (8,214,802)          (15,783,552)
                                                                    -------------         -------------
     Net decrease in Fund shares ...........................           (1,946,668)           (4,891,814)
                                                                    -------------         -------------
     Shares outstanding at end of period ...................           56,378,709            58,325,377
                                                                    -------------         -------------

    The accompanying notes are an integral part of the financial statements.


                     22 - Scudder Medium Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                              Six Months
                                Ended
                               June 30,
                                 1997                                 Years Ended December 31,
                              (Unaudited)   1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning     ------------------------------------------------------------------------------------------
  of period .................  $11.15      $11.26  $10.39  $11.36  $10.86  $10.62  $10.11  $10.04  $10.02  $10.07  $10.34
                               ------------------------------------------------------------------------------------------
Income from investment
  operations:

Net investment income .......    .26         .53     .54     .53     .60     .65     .67     .54     .56     .54     .54

Net realized and unrealized
  gain (loss) on investments.    .04        (.09)    .92    (.92)    .56     .27     .52     .07     .02    (.05)   (.22)

Total from investment          ------------------------------------------------------------------------------------------
  operations ................    .30         .44    1.46    (.39)   1.16     .92    1.19     .61     .58     .49     .32
                               ------------------------------------------------------------------------------------------

Less distributions:

From net investment income ..   (.26)       (.53)   (.54)   (.53)   (.60)   (.65)   (.67)   (.54)   (.56)   (.54)   (.54)

From net realized gains on
  investments ...............   (.02)       (.02)   (.05)   (.05)   (.06)   (.03)   (.01)     --      --      --    (.05)
                               ------------------------------------------------------------------------------------------
Total distributions .........   (.28)       (.55)   (.59)   (.58)   (.66)   (.68)   (.68)   (.54)   (.56)   (.54)   (.59)
                               ------------------------------------------------------------------------------------------
Net asset value, end of        ------------------------------------------------------------------------------------------
  period ....................  $11.17      $11.15  $11.26  $10.39  $11.36  $10.86  $10.62  $10.11  $10.04  $10.02  $10.07
-------------------------------------------------------------------------------------------------------------------------
Total Return(%)(a) ..........    2.75**     4.02   14.32   (3.50)  10.94    8.93   12.13    6.29    6.00    4.92    3.23

Ratios and Supplemental Data

Net assets, end of period
  ($ millions) ..............    630         651     712     701   1,017     661     268      27      54      99     125

Ratio of operating expenses
  net, to average daily net
  assets(%) .................    .74*        .72     .70     .63     .14      --      --     .97     .91     .79     .80

Ratio of operating expenses
  before expense reductions,
  to average daily net assets    .74*        .72     .72     .71     .75     .80     .88    1.00     .91     .79     .80

Ratio of net investment
  income to average daily
  net assets(%) .............   4.75*       4.75    4.92    4.94    5.35    6.07    6.44    5.37    5.62    5.05    5.37

Portfolio turnover rate(%) ..   17.0*       14.1    36.1    33.8    37.3    22.4    14.0   116.9    15.7    31.2    32.6

On November 1, 1990, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Financial information for each of the four years in the period ended December 31, 1990 should not be considered representative of the present Fund.

(a) Total returns may have been lower had certain expenses not been reduced.

*   Annualized

**  Not Annualized


                     23 - Scudder Medium Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, as a temporary substitute for purchasing selected investments, and to lock in the purchase price of a security which it expects to purchase in the near future.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.


                     24 - Scudder Medium Term Tax Free Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $52,912,607 and $70,451,131, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997 was $22,242,642 and $22,557,097, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended June 30, 1997, the management fee aggregated $1,845,577 which was equivalent to an annual effective rate of .58% of the Fund's average daily net assets.


                     25 - Scudder Medium Term Tax Free Fund

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997 the amount charged to the Fund by SSC amounted to $195,176 of which $31,944 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $45,875, of which $7,596 is unpaid at June 30, 1997.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Trustees' fees and expenses aggregated $21,456.


                     26 - Scudder Medium Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.





                     27 - Scudder Medium Term Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Dawn-Marie Driscoll
Executive Fellow, Center for
Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Vice President and Trustee

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

M. Ashton Patton*
Vice President

*Scudder, Stevens & Clark, Inc.


                     28 - Scudder Medium Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                     29 - Scudder Medium Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Medium Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                     31 - Scudder Medium Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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